UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by party other than the registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
[X] Definitive Proxy Statement

[ ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

LUCAS ENERGY, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(4) Proposed maximum aggregate value of transaction: ____________________________________
(5) Total fee paid: ___________________________________

[  ] Fee paid previously with preliminary materials ______________________

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: __________________________
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(4) Date Filed: __________________________

LUCAS ENERGY, INC.
3555 Timmons Lane, Suite 1550
Houston, Texas 77027

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 12, 2012

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Lucas Energy, Inc., a Nevada corporation (the "Company"), will be held on December 12, 2012 at 10 a.m. Central Standard Time at 2000 Bering Drive, Suite 909, Houston, Texas 77057 (the "Annual Meeting" or the “Meeting”) for the purpose of considering and voting upon the following matters:

1.
To elect six (6) Directors to the Company's Board, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal;

2.	To ratify the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending March 31, 2013; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record at the close of business on November 9, 2012 (the “Record Date”) are entitled to notice of and to vote in person or by proxy at the meeting.  The Company has mailed notice of the Meeting to shareholders of record as of the Record Date.  However, our stock transfer books will remain open subsequent to the Record Date. At least ten days prior to the Meeting, a complete list of shareholders entitled to vote will be available for inspection by any shareholder for any purpose germane to the meeting, during ordinary business hours, at the office of the Corporate Secretary at 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

As a shareholder of record, you are cordially invited to attend the meeting in person.  Regardless of whether you expect to be present at the meeting, please complete, sign and date the enclosed proxy and mail it promptly in the enclosed envelope.  Returning the enclosed proxy (“Proxy”) will not affect your right to vote in person if you attend the meeting.

We have mailed a copy of our Annual Report on Form 10-K for the year ended March 31, 2012 (the “Annual Report”), as well as a copy of this Proxy Statement (collectively with the Annual Report, the “Proxy Materials”) to each shareholder of record as of the Record Date. All shareholders may also access our Proxy Materials on our website at www.lucasenergy.com or at www.viewproxy.com/lucasenergy/2012.

By Order of the Board of Directors
/s/ William A. Sawyer

William A. Sawyer
Chief Executive Officer

Houston, Texas
November 13, 2012

Even though you may plan to attend the meeting in person, please execute the enclosed proxy card and mail it promptly.   A return envelope is enclosed for your convenience.  Should you attend the meeting in person, you may revoke your proxy and vote in person.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 12, 2012. The Proxy Statement and our 2012 Annual Report on Form 10-K Report to Stockholders are available at: http://www.viewproxy.com/lucasenergy/2012.

TABLE OF CONTENTS
Page

GENERAL	1
RECORD DATE	1
REVOCABILITY OF PROXIES	1
VOTING AND SOLICITATION	1
Shareholder of Record: Shares Registered in Your Name
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
Multiple Shareholders Sharing the Same Address
Cost of Proxy Solicitation
QUORUM; ABSTENTIONS; BROKER NON-VOTES	2
BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	3

PROPOSAL NO. 1 ELECTION OF DIRECTORS	5
DIRECTORS AND NOMINEES FOR DIRECTOR	5
Family Relationships
Involvement in Certain Legal Proceedings
Board Leadership Structure
Risk Oversight
Vote Required

PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF HEIN & ASSOCIATES LLP, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2013.	10
Audit Fees
What vote is required to ratify the appointment of Hein & Associates LLP?

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	12
CODE OF ETHICS	12
WHISTLEBLOWER PROTECTION POLICY	12
EXECUTIVE OFFICERS	12
EXECUTIVE OFFICER COMPENSATION	14
DIRECTOR COMPENSATION	19
CERTAIN RELATED PARTY TRANSACTIONS	19
DIRECTOR INDEPENDENCE	21
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	21
NOMINATIONS FOR THE BOARD OF DIRECTORS	22
AUDIT COMMITTEE REPORT	24
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	25
SHAREHOLDER PROPOSALS	25
FINANCIAL AND OTHER INFORMATION	25
OTHER MATTERS	26

LUCAS ENERGY, INC.
3555 Timmons Lane, Suite 1550
Houston, Texas 77027

PROXY STATEMENT

FOR AN ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 12, 2012

GENERAL

This Proxy Statement and accompanying Proxy Card are being furnished to you in connection with the solicitation on behalf of the Board of Directors of Lucas Energy, Inc. (the "Company" and the “Board”) of proxies for use at the Annual Meeting of Shareholders to be held on December 12, 2012 (the “Annual Meeting” or the “Meeting”), and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held on December 12, 2012, at 2000 Bering Drive, Suite 909, Houston, Texas 77057, at 10 a.m., Central Standard Time. The Company's telephone number is (713) 528-1881.

On or about November 13, 2012, we will begin mailing a copy of our Annual Report on Form 10-K for the year ended March 31, 2012 (the “Annual Report”), as well as a copy of this Proxy Statement (collectively with the Annual Report, the “Proxy Materials”) to each shareholder of record as of the Record Date. All shareholders may also access our Proxy Materials on our website at www.lucasenergy.com or at www.viewproxy.com/lucasenergy/2012.

RECORD DATE

Shareholders of record at the close of business on November 9, 2012 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 26,696,680 shares of the Company's common stock, $0.001 par value (the "Common Stock") were outstanding, 2,000 shares of the Company’s Series A Convertible Preferred Stock were outstanding, and no shares of the Company’s Series B Convertible Preferred Stock were outstanding (collectively with the Series A Convertible Preferred Stock, the “Preferred Stock”).  For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners" below.

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted: (i) FOR the election of all Directors as listed in Proposal No. 1 of this proxy statement; and (ii)  FOR the ratification of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ended March 31, 2013, as described in greater detail in Proposal No. 2.

Each shareholder is entitled to one vote for each share of Common Stock held by him, her or it on all matters presented at the Annual Meeting. The shareholders of the Company’s Preferred Stock are not entitled to any votes at the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of Directors.

Shareholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a shareholder of record. As such, if you are a shareholder of our Common Stock, you may vote in person at the meeting or by proxy. Whether or not you plan to attend the meeting, you are encouraged to submit electronically the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the notification of the internet availability of such materials) are required to be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Shareholders Sharing the Same Address

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries e.g., brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process potentially means extra convenience for shareholders and cost savings for companies. Shareholders sharing a same address may either contact the Company, or contact their broker, as applicable to request single or multiple proxy statement and annual report delivery, as desired.

Cost of Proxy Solicitation

The cost of soliciting proxies will be borne by the Company. In addition, the Company has retained Alliance Advisors for solicitation and advisory services for a fee of $7,500 plus reasonable out of pocket expenses. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders holding a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, other than the election of Directors, which is required to be approved by a plurality of the votes cast.   Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors or on any issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the record beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under Rule 13d-3 as promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the Securities and Exchange Commission ("SEC" or "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of Common Stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or Directors listed in the table below is 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (a)
Common Stock	J. Fred Hofheinz	879,260 (1)	3.29%
Common Stock	William A. Sawyer	467,150 (1)(2)	1.75%
Common Stock	W. Andrew Krusen, Jr.	354,000 (1)(3)	1.32%
Common Stock	Peter K. Grunebaum	150,229 (1)	* %
Common Stock	Anthony C. Schnur (4)	50,000 (5)	* %
Common Stock	Ryan J. Morris	4,485,101 (6)	17.38%
Common Stock	Joshua D. Young	346,666 (7)	1.29%
Common Stock	K. Andrew Lai (4)	81,180 (8)	* %
	ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (7 Persons) (9)	6,919,906	25.41%

(a)	Calculated based on 26,696,680 shares outstanding as of November 9, 2012.

* Less than one percent.

(1)	Includes options to purchase 24,000 shares of common stock which have an exercise price of $2.07 per share which expire on October 7, 2020.

(2)
Includes only 50,000 of the options to purchase 200,000 shares of the Company’s common stock which were granted to Mr. Sawyer on April 1, 2011, which vest 25% on each of the first four anniversary dates of the grant, have a term of five years and an exercise price of $4.05 per share, as only 50,000 of such options have vested to date.

(3)	Includes beneficial ownership of 330,000 shares of common stock owned by Gulf Standard Energy Company LLC.

(4)
Effective November 1, 2012, the Company accepted the resignation of K. Andrew Lai, as the Chief Financial Officer, Treasurer and Secretary of the Company, and appointed Anthony C. Schnur as the Company’s Chief Financial Officer, Treasurer and Secretary.  Mr. Lai plans to remain with the Company in another capacity.

(5)
Includes only 50,000 of the options to purchase 150,000 shares of the Company’s common stock which were granted to Mr. Schnur on November 1, 2012, of which 50,000 options vested immediately and the remaining 100,000 options vest at the rate of ½ of such options on each of the first two anniversaries of the grant, have a term of five years and an exercise price of $1.74 per share, as only 50,000 of such options have vested to date.

(6)
Includes 3,474,446 shares of common stock owned by Meson Capital Constructive Partners L.P. ("Meson Constructive"); warrants to purchase 187,500 shares of the Company’s common stock at an exercise price of $2.00 per share, which expire on September 11, 2013, owned by Meson Constructive; and 1,010,655 shares of common stock owned by Meson Capital Partners LP ("Meson LP"). Securities owned directly by Meson Constructive, are owned indirectly by Meson Capital Partners LLC ("Meson LLC") by virtue of it being the general partner of Meson Constructive and by Ryan J. Morris by virtue of his position as managing member of Meson LLC.  Securities owned directly by Meson LP, are owned indirectly by Meson LLC by virtue of it being the general partner of Meson LP and by Ryan J. Morris by virtue of his position as managing member of Meson LLC.

(7)
Includes 196,666 shares of common stock owned by Young Capital Partners, LP (“Young LP”); warrants to purchase 50,000 shares of the Company’s common stock at an exercise price of $2.86 per share, which expire on July 3, 2016, owned by Young LP; warrants to purchase 87,500 shares of the Company’s common stock at an exercise price of $2.30 per share, which expire on October 18, 2017, owned by Young LP; and warrants to purchase 12,500 shares of the Company’s common stock at an exercise price of $2.00 per share, which expire on September 11, 2013, owned by Young LP.  Securities owned directly by Young Capital Partners, LP ("Young LP"), are owned indirectly by Young LLC by virtue of it being the general partner of Young LP and by Joshua D. Young by virtue of his position as managing member of Young LLC.

(8)
Includes only 40,000 of the options to purchase 160,000 shares of the Company’s common stock which were granted to K. Andrew Lai on February 18, 2011, which vest 25% on each of the first four anniversary dates of the grant, have a term of five years and an exercise price of $1.94 per share, as only 40,000 of such options have vested to date. Does not include common stock valued at $10,000 which will be issued to Mr. Lai on November 18, 2012, as the total number of such shares due to Mr. Lai have not been determined to date.

(9)
Not included in the table above are John O'Keefe and Donald L. Sytsma, who are included in the Company’s Summary Compensation Table, below. Mr. O’Keefe resigned as Chief Financial Officer of the Company effective February 18, 2011. Mr. Systma resigned as Chief Financial Officer of the Company effective October 7, 2010.  Pursuant to the Company’s record shareholders list, neither Mr. O’Keefe nor Mr. Systma hold any beneficial ownership of the Company; provided that the Company has no way of verifying Mr. O’Keefe or Mr. Systma’s ownership and is not aware of their current addresses.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors (the “Board”) of not less than one (1) or more than fifteen (15) members. The Company's Board currently has six (6) members. The Company's management recommends the six (6) Directors listed below for election at the Meeting.  Each of the nominees has indicated his willingness to serve if elected, and each of the nominees already serves as a Director. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the six (6) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

The Company’s Nominating Committee has reviewed the qualifications of the Director nominees and has recommended each of the nominees for election to the Board.

The following table and accompanying descriptions indicate the name of each nominee/Director, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director, if such person has previously served on the Company's Board of Directors.

Name	Position	Date First Elected	Age
J. Fred Hofheinz	Chairman of Board	September 18, 2008	73
William A. Sawyer	Chief Executive Officer, President, and Director	April 6, 2005	63
Peter K. Grunebaum	Director	January 29, 2007	79
W. Andrew Krusen, Jr.	Director	October 8, 2009	64
Ryan J. Morris	Director	October 1, 2012	28
Joshua D. Young	Director	October 1, 2012	29

All Directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.  There are no agreements with respect to the election of Directors.  We have historically compensated our Directors for service on the Board and committees thereof through the issuance of shares of common stock, stock options and nominal cash compensation for meeting fees. Additionally, we reimburse Directors for expenses incurred by them in connection with the attendance at meetings of the Board and any committee thereof (as described below).  The Board appoints annually the executive officers of the Company and the executive officers serve at the discretion of the Board.

The business experience of each of the persons listed above is as follows:

J. FRED HOFHEINZ, CHAIRMAN OF BOARD, CHAIR OF NOMINATING COMMITTEE

Mr. Hofheinz, the former Mayor of the City of Houston (1974-1978), began his business career with his late father, Roy Hofheinz, Sr., who built the Houston Astrodome.  Mr. Hofheinz played a key role in the family real estate development projects surrounding the Astrodome, including an amusement park – Astroworld and four hotels.  He was the senior officer of Ringling Brothers Barnum and Bailey Circus, which was owned by the Hofheinz family.   In 1971, Mr. Hofheinz co-founded a closed circuit television company, Top Rank, which is now the leading professional boxing promotion firm in the nation.  He has served as President of the Texas Municipal League and served on the boards of numerous other state and national organizations for municipal government elected officials.  In addition to his law practice, Mr. Hofheinz also owned several direct interests in oil and gas companies.  He has also dealt extensively with business interests, primarily oil and gas related, in the People’s Republic of China and in the Ukraine.

    For the past five years Mr. Hofheinz has been an investor and a practicing attorney with the firm of Williams, Birnberg & Anderson LLP in Houston, Texas.  While he has numerous investments in real estate, his principal investment interest is in oil and gas.  He has been actively engaged in successful exploration and production ventures, both domestic and international.  He holds a PhD in economics, from the University of Texas and takes an active interest in Houston’s civic and charitable affairs.  He was admitted to the Texas bar in 1964, having received his preparatory education at the University of Texas, (B.A., M.A., Ph.D., 1960-1964); and his Legal education at the University of Houston (J.D., 1964).  From July 1, 2007 to February 28, 2011, Mr. Hofheinz served as a Manager of El Tex Petroleum, LLC, which Lucas entered into an acquisition transaction with during fiscal 2010.

Director Qualifications:

Mr. Hofheinz has extensive experience in the oil and gas industry and the business world in general, in particular with respect to publicly listed companies. He also has extensive academic and practical knowledge of doing business in Texas and the United States. In addition, we believe Mr. Hofheinz demonstrates personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s shareholders.   As such, we believe that Mr. Hofheinz is qualified to serve as a Director.

WILLIAM A. SAWYER, DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mr. Sawyer has been a Director of the Company since April 6, 2005. From April 6, 2005 to January 22, 2009, Mr. Sawyer served as Chief Operating Officer of the Company.  Since January 22, 2009, Mr. Sawyer has served as Chief Executive Officer and President of the Company.  Mr. Sawyer has over 30 years of diversified experience in the energy industry with firms such as; ARCO, Houston Oil & Minerals, Superior Oil (Mobil), and ERCO. Mr. Sawyer founded the petroleum consulting firm of Exploitation Engineers, Inc. and his clients included private investors, independent oil companies, banking institutions, major energy and chemical companies, and the US government. In connection with Exploitation Engineers, Mr. Sawyer evaluated and managed large projects such as a private trust that held working interests in several hundred producing and non-producing oil and gas properties.  Mr. Sawyer has been an expert witness in federal court, state court, and before several state agencies in Texas and Oklahoma, and he has testified as to the fair market value of mineral interests and sub-surface storage interests.  Mr. Sawyer co-founded the Company and was originally appointed to Vice President of the Company on June 13, 2006.  Mr. Sawyer has served as a Director of the Company and as its chief operating officer, until his appointment to President and CEO on January 22, 2009.

Director Qualifications:

Mr. Sawyer has extensive experience in the oil and gas industry and the business world in general, in particular with respect to engineering management of mature oil wells, commercial, and reservoir management. He also has extensive academic and practical knowledge of doing business in Texas and the United States. In addition, we believe Mr. Sawyer demonstrates personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s shareholders. As a result of the above, we believe that Mr. Sawyer is qualified to serve as a Director.

PETER K. GRUNEBAUM – DIRECTOR, CHAIR OF AUDIT COMMITTEE

Mr. Grunebaum is an independent investment banker with over 40 years of experience in the energy sector with a specialty in exploration and production. Previously he was the Managing Director of Fortrend International, an investment firm headquartered in New York, New York, a position he held from 1989 until the end of 2003. From 2003 to present, Mr. Grunebaum has been an independent investment banker. Mr. Grunebaum is a graduate of Lehigh University, and in addition to being a board member of Lucas, he is also on the Board of Stonemor Partners LP. [NASDAQ: STON].

Director Qualifications:

Mr. Grunebaum has extensive experience in the oil and gas industry and the business world in general, in particular with respect to founding and funding publicly listed companies such as Devon Energy. He also has extensive academic and practical knowledge of doing business in Texas and the United States. In addition, we believe Mr. Grunebaum demonstrates personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s shareholders.  As a result of the above, we believe that Mr. Grunebaum is qualified to serve as a Director.

W. ANDREW KRUSEN, JR. – DIRECTOR, CHAIR OF THE COMPENSATION COMMITTEE

Mr. Krusen has been Chairman and Chief Executive Officer of Dominion Financial Group, Inc. since 1987. Dominion Financial is a merchant banking organization that provides investment capital to the natural resources, communications and manufacturing and distribution sectors.  Mr. Krusen is currently a Director and chairman of Florida Capital Group, Inc. – a Florida bank holding company, as well as Florida Capital Bank, N.A. its wholly-owned subsidiary.  He also serves as a Director of publicly-traded Canada Flourspar Inc., a specialty mineral concern; and Raymond James Trust Company, a subsidiary of Raymond James Financial, Inc. – and numerous privately held companies, including Beall’s Inc., Telovations, Inc., and Romark Laboratories, LLC.  Mr. Krusen is a former member of the Young Presidents’ Organization, a former Trustee of the International Tennis Hall of Fame, and he is currently a member of the World President’s Organization, Society of International Business Fellows.  He is past Chairman of Tampa's Museum of Science and Industry.  Mr. Krusen graduated from Princeton University in 1970.  From July 1, 2007 to February 28, 2011, Mr. Krusen served as a Manager of El Tex Petroleum, LLC, which Lucas entered into an acquisition transaction with during fiscal 2010.

Director Qualifications:

Mr. Krusen has extensive experience in the oil and gas industry and the business world in general, in particular with respect to founding and funding publicly listed companies. He also has extensive academic and practical knowledge of doing business in Texas and the United States. In addition, we believe Mr. Krusen demonstrates personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s shareholders.  As a result of the above, we believe that Mr. Krusen is qualified to serve as a Director.

RYAN J. MORRIS - DIRECTOR

Mr. Morris, age 28, is the Managing Member of Meson Capital Partners LLC (“Meson LLC”), a San Francisco-based investment manager, which he founded in February 2009.  Mr. Morris is currently Executive Chairman of the Board of InfuSystem Holdings, Inc., an NYSE-MKT listed company.  From June 2011 through July 2012, Mr. Morris served as a member of the equity committee responsible for maximizing value to the stockholders of HearUSA, Inc. (subsequently HUSA Liquidating Corporation), an NYSE Amex-listed company in Chapter 11 bankruptcy, which has since liquidated its assets and ceased operations. Prior to founding Meson LLC, in July 2008, he co-founded VideoNote LLC, a small and profitable educational software company with customers including Cornell University and The World Bank, and he continues to serve as its Chief Executive Officer. Mr. Morris has a Bachelor’s of Science and Masters of Engineering degree in Operations Research & Information Engineering from Cornell University, and holds the Chartered Financial Analyst designation.

Director Qualifications:

Mr. Morris has extensive experience serving on the Board of Directors of public companies and in public company finance and investment management.  As such, we believe Mr. Morris is qualified to serve as a Director of the Company.

JOSHUA D. YOUNG - DIRECTOR

Mr. Young, age 29, is the founder and portfolio manager of Young Capital Management LLC, an investment advisor based in Los Angeles, with a specialty in oil and gas E&P, which entity Mr. Young founded in July 2010.  From February 2010 through May 2010, Mr. Young served as a consultant to Karlin Asset Management, a multi-billion dollar family office in Los Angeles.  From November 2007 through February 2010, Mr. Young served as an analyst at Karlin Asset Management, where he led its energy investment effort.  Prior to that, he served as an investment analyst at Triton Pacific Capital Partners in Los Angeles, a middle market private equity firm.  Prior to that, he was a corporate strategy consultant at Mercer Management Consulting and DiamondCluster in Chicago. He graduated with honors from the University of Chicago with a BA in economics.

Director Qualifications:

Mr. Morris has extensive experience in oil and gas E&P, investment management and corporate strategy.  As such, we believe Mr. Morris is qualified to serve as a Director of the Company.

Family Relationships

There are no family relationships among our Directors or executive officers.

Involvement in Certain Legal Proceedings

Our Directors, executive officers and control persons have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Board Leadership Structure

The roles of Chairman and Chief Executive Officer of the Company are currently held separately. Mr. Hofheinz serves as Chairman and Mr. Sawyer serves as Chief Executive Officer. The Board of Directors does not have a policy as to whether the Chairman should be an independent Director, an affiliated Director, or a member of management.  Our Board believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of our Board (including Mr. Hofheinz as Chairman). It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while enabling the independent Directors to facilitate our Board’s independent oversight of management, promote communication between management and our Board, and support our Board’s consideration of key governance matters. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

        The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides the relevant oversight on risk assessment and mitigation.

Vote Required

The election of the Director nominees listed above requires the affirmative vote of the holders of a plurality of the voting shares of the Company, present in person or by proxy at the Meeting.  For the election of Directors, you may vote “FOR” all nominees or withhold authority to vote for all or some of the nominees.  If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of withholding authority to vote for all of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2
TO RATIFY THE APPOINTMENT OF HEIN & ASSOCIATES LLP, AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2013.

The Board of Directors recommends that the shareholders vote for approval and ratification of the appointment of Hein & Associates LLP (“Hein”) as the Company’s independent registered accounting firm for the year ended March 31, 2013.

Effective October 27, 2011, the Audit Committee of the Company dismissed GBH CPAs, PC (“GBH”) as its registered independent accounting firm.

In connection with the audits of the two fiscal years ended March 31, 2011, and the subsequent interim period through October 27, 2011, there have been no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of GBH would have caused GBH to make reference to the subject matter of the disagreements in connection with its reports.   GBH’s audit reports on the consolidated financial statements of the Company as of and for the years ended March 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two fiscal years ended March 31, 2011 and the subsequent interim period through October 27, 2011.

On October 31, 2011, the Audit Committee engaged Hein as its new independent registered accounting firm, effective as of October 31, 2011.  During the two fiscal years ended March 31, 2011, and any subsequent interim period prior to engaging Hein, neither the Company, nor anyone on its behalf, consulted Hein regarding (i) either the application of accounting principles to a specified transaction, completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Hein that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company requested that GBH furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements.  A copy of GBH’s letter to the SEC is attached as an exhibit to the Company’s Form 8-K, filed with the SEC on November 2, 2011.

The Company does not anticipate a representative from Hein to be present at the Annual Meeting. In the event that a representative of Hein is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Audit Fees

Our Audit Committee of the Board of Directors approves in advance the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services.

Audit Fees

The aggregate fees billed by our former independent auditors, GBH and our current independent auditors, Hein, for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K for the years ended March 31, 2012 and 2011, and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-Q for the quarters ending June 30, September 30, and December 31, 2011 and 2010, were:

	2012	2011
Hein & Associates, LLP	$120,000	$-
GBH CPAs, PC	16,500	130,000

Audit fees incurred by the Company were pre-approved by the Audit Committee.

Audit Related Fees: None.

Tax Fees: None.

All Other Fees: None.

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers.  We do not engage the auditors to provide compliance outsourcing services.

The Audit Committee of the Board of Directors has considered the nature and amount of fees billed by GBH and Hein and believes that the provision of services for activities unrelated to the audit is compatible with maintaining GBH’s and Hein’s independence.

What vote is required to ratify the appointment of Hein?

The ratification of Hein as the Company’s independent accountants for the fiscal year ended March 31, 2013 requires the affirmative vote of the holders of a majority of the outstanding voting shares of the Company, present in person or by proxy at the Meeting.  For the ratification of the appointment of Hein as our independent accountants for the fiscal year ended March 31, 2013, you may vote “FOR” or “AGAINST” or abstain from voting.  If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” such proposals.  If you hold your shares through a broker, bank, trustee or other nominee and you do not instruct them on how to vote on this proposal, your broker or other nominee will not have authority to vote your shares and such non-vote will have the effect of a vote “AGAINST” this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF HEIN AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2013

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our Directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act.

We believe that, during fiscal 2012, our Directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements, with the exceptions noted below (and certain exceptions previously noted in our March 31, 2011 Form 10-K Annual Report): (a) William A. Sawyer inadvertently did not timely file (i) a Form 4 with the SEC in connection with the issuance by the Company of 3,482 shares of common stock in consideration for services rendered on January 2, 2012, which report was not filed until January 5, 2012; (ii) a Form 4 with the SEC in connection with the issuance by the Company of 10,061 shares of common stock in consideration for services rendered on October 1, 2011, which report was not filed until October 5, 2011; and (iii) a Form 4 with the SEC in connection with the issuance by the Company of 6,721 shares of common stock in consideration for services rendered on July 1, 2011, which report was not filed until July 14, 2011; and (b) K. Andrew Lai inadvertently did not timely file a Form 4 with the SEC in connection with the issuance by the Company of 3,861 shares of common stock in consideration for services rendered on May 18, 2011, which report was not filed until June 17, 2011.

In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, provided to us and/or the written representations of our Directors, executive officers, and 10% stockholders.

CODE OF ETHICS

The Company adopted a code of ethics (“Code”) that applies to all of its Directors, officers, employees, consultants, contractors and agents of the Company.  The Code of Ethics has been reviewed and approved by the Board of Directors.  The Company’s Code of Ethics was filed as an exhibit to the Company’s Form 10-K dated March 31, 2009, filed with the SEC on June 29, 2009 as Exhibit 14.1.  Original copies of the Code of Ethics are available, free of charge, by submitting a written request to the Company at 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

WHISTLEBLOWER PROTECTION POLICY

The Company adopted a Whistleblower Protection Policy (“Whistleblower Policy”) that applies to all of its Directors, officers, employees, consultants, contractors and agents of the Company. The Whistleblower Policy has been reviewed and approved by the Board of Directors. The Company’s Whistleblower Policy was filed as an exhibit to the Company’s Form 10-K dated March 31, 2009 filed with the SEC on June 29, 2009 as Exhibit 14.2. Original copies of the Whistleblower Policy are available, free of charge, by submitting a written request to the Company at 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers.

Name	Position	Age
William A. Sawyer	President and Chief Executive Officer	63
Anthony C. Schnur	CFO, Treasurer, and Secretary	47

WILLIAM A. SAWYER, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Information regarding Mr. Sawyer is set forth in Proposal No. 1 – Election of Directors.

ANTHONY C. SCHNUR, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER

Effective November 1, 2012, the Company appointed Mr. Anthony C. Schnur, as Chief Financial Officer, Secretary and Treasurer of the Company.  Mr. Schnur served as the Vice President and Chief Financial Officer of Chroma Oil & Gas, L.P. from March 2010 to October 2012.  Chroma Oil & Gas, L.P. is a $200 million private equity backed oil and gas production company which is engaged in the acquisition, exploitation and production of conventional oil and gas located primarily in Texas and Louisiana.  From September 2002 to February 2010, Mr. Schnur served as an independent executive consultant to various start-ups and other companies in the oil & gas industry, and provided various services including developing business plans, helping to raise debt and equity, asset management, cash flow forecasting and model and development planning to such entities.  From April 2006 to December 2008, Mr. Schnur served as the Chief Executive Officer and Chief Financial Officer of NT Energy PLC, a London-based natural gas exploration company.  From August 2005 to March 2006, Mr. Schnur served as Chief Financial Officer of Starlight Corporation, an oil and gas exploration company.  From 1999 to 2002, Mr. Schnur served as the Director of Structured Transactions with Aquila Energy Capital Corporation, which was a $450 million mezzanine lending division of a $1.3 billion utility.  Prior to 1999, Mr. Schnur held various positions within and outside of the oil and gas industry, including Sales Manager and Account Executive at Aquila Energy Marketing, a natural gas wholesaler, General Manager at Computer Atrium, an outsource networking firm, and Senior Financial Analyst at Sanford Corporation.

Mr. Schnur obtained a Bachelor of Science in Business Administration in Finance from Gannon University in 1987 and a Masters of Business Administration in Marketing and Finance from Case Western Reserve University in 1992.  Mr. Schnur is a member of the Independent Petroleum Association of America; the Houston Energy Finance Group; and the ADAM-Houston, Acquisitions and Divestitures Group.

[Remainder of page left intentionally blank.]

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth compensation information with respect to our Chief Executive Officer and our former Chief Financial Officer, who are our only executive officers who made in excess of $100,000 during the years presented below, who were serving as executive officers at the end of our fiscal year, and individuals for whom disclosure would have been provided herein but for the fact they were not serving as an executive officer of the Company at the end of our fiscal year.

	Fiscal			Stock	Option	All Other
Name and Principal Position	Year	Salary	Bonus	Awards	Awards	Comp	Total
William A. Sawyer (1)	2012	$175,000	$50,000	$75,000	$603,980	$12,500	$916,480
President and	2011	168,500	-	60,770	41,140	11,000	281,410
Chief Executive Officer

K. Andrew Lai (2)(3)	2012	$150,000	$95,000	$40,000	$-	$-	$285,000
Former Chief Financial Officer	2011	17,410	-	5,000	209,800	2,270	234,480

John O'Keefe (4)	2011	$-	$-	$-	$-	$201,000	$201,000
Former Interim Chief Financial
Officer

Donald L. Sytsma (5)	2011	$105,650	$-	$83,090	$-	$7,070	$195,810
Former Chief Financial Officer

* Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.  No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above.  The value of the Stock Awards and Option Awards in the table above were calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(1) During the year ended March 31, 2012, Mr. Sawyer was paid a cash salary of $175,000.  Mr. Sawyer was issued 16,782 shares of common stock.  The Company recorded $56,250 for shares issued under the plans and accrued $18,750 for shares payable to Mr. Sawyer.  The Company accrued bonuses for Mr. Sawyer for services rendered in 2012 of $10,000 in cash and $40,000 in common shares.  Shares payable and accrued bonus to Mr. Sawyer was paid in April 2012.

Mr. Sawyer also received a grant for options to purchase 200,000 shares of common stock with a cumulative fair value of $603,980 in consideration for serving as a Director for the year ended March 31, 2011.   The options vest 25% on each of the first four anniversary dates of the grant, have a term of five years and an exercise price of $4.05 per share.  Currently, the options are out of the money.

During the year ended March 31, 2011, the Board approved the issuance to Mr. Sawyer of 17,500 shares of common stock and an additional 17,500 shares of common stock in the event the net production of the Company averages over 10,000 barrels of oil per month for a period of six months. The fair value of the 17,500 shares approved on October 7, 2010, and subsequently issued, was $2.07 per share for a total stock value of $36,050. As of March 31, 2012, the performance criterion had not been met, and none of the additional 17,500 shares had vested.   Mr. Sawyer also received a grant for options to purchase 24,000 shares of common stock in consideration for services to be rendered for the year ended March 31, 2011.  The fair value of the 12,000 shares approved on October 7, 2010, and subsequently issued, was $2.07 per share for a total stock value of $24,720. The options have an exercise price of $2.07 per share and were fully vested at March 31, 2011. The options were valued using the Black Scholes model resulting in the fair value of $41,140.

For the years ended March 31, 2012 and March 31, 2011, all Other Compensation consisted of the payment of $12,500 and $11,000, respectively, attributable to Mr. Sawyer for attendance at four Board of Directors meetings.

(2) During the year ended March 31, 2012, Mr. Lai was paid a cash salary of $150,000 and Mr. Lai was issued 12,299 shares of common stock.  The Company recorded $40,000 for shares issued under the plans to Mr. Lai.  The Company accrued bonuses for Mr. Lai for services rendered in 2012 of $50,000 in cash and $45,000 in common shares.  Accrued bonus to Mr. Lai was paid in April 2012.

Effective February 18, 2011, the Company appointed K. Andrew Lai, as Chief Financial Officer, Treasurer and Secretary of the Company. On February 18, 2011, Mr. Lai received a grant of options to purchase 160,000 shares of common stock as part of his employment arrangement with the Company.  The options vest 25% on each of the first four anniversary dates of the grant, have a term of five years and an exercise price of $1.94 per share. The options were valued using the Black Scholes model resulting in the fair value of $209,800 of which $10,920 was recognized as compensation expense during the year ended March 31, 2011. Also recognized in the current year was $5,000 of Mr. Lai’s $10,000 quarterly stock award under his employment agreement.

(3)  Effective November 1, 2012, the Company accepted the resignation of K. Andrew Lai, as the Chief Financial Officer, Treasurer and Secretary of the Company, and appointed Anthony C. Schnur as the Company’s Chief Financial Officer, Treasurer and Secretary.  Mr. Lai plans to remain with the Company in another capacity.

(4) On October 7, 2010, John O’Keefe was appointed as the interim Chief Financial Officer, Treasurer and Secretary of the Company.  On February 18, 2011, the Company accepted the resignation of John O’Keefe from his positions as interim Chief Financial Officer, Treasurer and Secretary of the Company. The Company employed Mr. O’Keefe under a service agreement with Tatum LLC.

For the year ended March 31, 2011, all Other Compensation consisted of the payment of $201,000 attributable to Mr. O’Keefe representing amounts paid to Tatum LLC.

(5) Mr. Sytsma was appointed Chief Financial Officer and Treasurer of the Company effective April 14, 2009 and resigned effective October 7, 2010. In addition to monthly cash compensation, Mr. Sytsma’s employment arrangement with the Company included a non-cash compensation component of 2,000 shares of common stock per month.  The fair value of shares earned was determined based on the closing share price on the last trading day of each month during the term of Mr. Sytsma’s employment. As severance pay in connection with Mr. Sytsma’s resignation, the Company paid Mr. Sytsma three months of salary and issued Mr. Sytsma 30,000 restricted shares of common stock valued at $61,800.

For the year ended March 31, 2011, all Other Compensation consisted of the payment of $2,000 paid to Mr. Sytsma as the then Chief Financial Officer, Treasurer and Secretary of the Company for the attendance at one Board meeting.

Compensation of Named Executive Officers

William A. Sawyer

Mr. Sawyer has served as a Director of and as Chief Operating Officer of the Company from April 6, 2005, until his appointment as President and Chief Executive Officer on January 22, 2009. On March 20, 2007, the Company entered into an employment agreement with Mr. Sawyer (filed as exhibit 10.6 to the Company's Annual Report on Form 10-KSB for the year ended March 31, 2007).  Mr. Sawyer’s agreement was for a period of three (3) years and provided for payment of $150,000 annually. Additionally, Mr. Sawyer’s employment agreement provided for certain payments in the event of termination of employment. Effective October 1, 2009, the Compensation Committee approved an increase to Mr. Sawyer’s base compensation to $162,000 per annum. Mr. Sawyer’s employment agreement terminated on March 20, 2010 and a new agreement was subsequently entered into effective as of April 1, 2011, as described below.

Notwithstanding the fact that Mr. Sawyer’s employment agreement terminated pursuant to its terms on March 20, 2009, Mr. Sawyer continued to serve as Chief Executive Officer of the Company, and on October 7, 2010, the Compensation Committee approved an increase in Mr. Sawyer’s annual salary to $175,000 per year (effective as of October 1, 2010), the Board approved the immediate issuance to Mr. Sawyer of 17,500 shares of common stock under the Company’s 2010 Long Term Incentive Plan, and an additional 17,500 shares of common stock under the 2010 Plan in the event the net production of the Company averages over 10,000 barrels of oil per month for a period of six months.  As of March 31, 2012, the performance criterion had not been met, and none of the additional 17,500 shares was vested. Mr. Sawyer also received 12,000 shares and options to purchase 24,000 shares of common stock in consideration for serving as a Director of the Company for the year ended March 31, 2010 and in consideration for services rendered for the year ended March 31, 2011, respectively, as described in greater detail below under “Related Party Transactions.”

Effective as of April 1, 2011, the Company entered into an employment agreement with Mr. Sawyer (filed as exhibit 10.22 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2011). The agreement will terminate on April 1, 2014, unless extended or earlier terminated pursuant to the terms of such agreement.  Pursuant to the agreement, Mr. Sawyer's base salary is $250,000 per year, of which $175,000 will be payable in cash and $75,000 in shares of the Company’s common stock on a pro-rata, quarterly basis.  He may also receive discretionary bonuses in an amount up to 50% of his base salary.  During the year ended March 31, 2011, Mr. Sawyer also received options to purchase up to 200,000 shares of the Company's common stock. The options vest 25% on each of the first four anniversary dates of the grant, have a term of five years and an exercise price of $4.05 per share.  If Mr. Sawyer's employment is terminated without Cause (as defined in the agreement) or for Good Reason (as defined in the agreement), he will receive a severance payment of 100% of his annual base salary; provided that if Mr. Sawyer's employment is terminated 6 months before or within 24 months of a Change in Control (as defined in the agreement), he will receive a severance payment of 200% of his annual base salary.  If Mr. Sawyer's employment is terminated as a result of death or Disability (as defined in the agreement), the Company will pay his base salary which would have been payable to Mr. Sawyer through the date his employment is terminated and all amounts actually earned, accrued or owing as of the date of termination.  If Mr. Sawyer’s employment is terminated for Cause or Mr. Sawyer voluntarily terminates his employment, the Company will pay his base salary and all amounts actually earned, accrued or owing as of the date of termination and he will be entitled for a period of three months after termination to exercise all options granted to him under his employment agreement or otherwise to the extent vested and exercisable on the date of termination. Mr. Sawyer's employment agreement contains no covenant-not-to-compete or similar restrictions after termination.

Anthony C. Shnur

Mr. Shnur was appointed Chief Financial Officer, Treasurer and Secretary of the Company on November 1, 2012.  Effective as of that date, the Company entered into an employment agreement with Mr. Schnur (filed as exhibit 10.1 to a Company Form 8-K filed on November 1, 2012).  The agreement has a term of two years, expiring on October 31, 2014, provided that the agreement is automatically extended for additional one year terms, unless either party provides notice of their intent not to renew within the 30 day period prior to any automatic renewal date.  The Company agreed to pay Mr. Schnur a base annual salary of $310,000 during the term of the agreement, of which $290,000 is payable in cash and $20,000 is payable in shares of the Company’s common stock.  The stock consideration due under the agreement is payable in quarterly installments at the end of each quarter, based on the stock price on the last day of each quarter.  Mr. Schnur is also eligible for an annual bonus of up to 30% of his base salary in cash or stock.

In connection with the parties’ entry into the Employment Agreement, Mr. Schnur was granted five year options to purchase up to 150,000 shares of the Company’s common stock at an exercise price of $1.74 per share, of which 50,000 options vested immediately, and the remaining 100,000 options vest at the rate of 1/2 of such options on the first and second anniversary dates of the effective date of the employment agreement.  In the event the employment agreement is terminated by the Company for a reason other than cause (as described in the employment agreement) or by Mr. Schnur for good reason (as described in the employment agreement), Mr. Schnur is due in the form of a lump sum payment, the product of the base salary and bonus he was paid under the agreement for the prior 12 month period, provided that if such termination occurs six months before or 24 months following the occurrence of a Change of Control (as described in the employment agreement), Mr. Schnur is due 200% of the amount described above upon such termination.  If Mr. Schnur's employment is terminated as a result of death or Disability (as defined in the agreement), the Company will pay his base salary which would have been payable to Mr. Schnur through the date his employment is terminated and all amounts actually earned, accrued or owing as of the date of termination.  If Mr. Schnur’s employment is terminated for Cause or Mr. Schnur voluntarily terminates his employment, the Company will pay his base salary and all amounts actually earned, accrued or owing as of the date of termination and he will be entitled for a period of three months after termination to exercise all options granted to him under his employment agreement or otherwise to the extent vested and exercisable on the date of termination. Mr. Schnur's employment agreement contains no covenant-not-to-compete or similar restrictions after termination. Additionally, any and all unvested options are forfeited upon the termination of the Employment Agreement.

K. Andrew Lai

Mr. Lai was appointed Chief Financial Officer, Treasurer and Secretary of the Company on February 18, 2011 and served in those roles with the Company until his resignation on November 1, 2012. Mr. Lai continues to work for the Company as an at-will employee and the options granted to Mr. Lai will continue to vest as long as Mr. Lai is employed by the Company.

John O’Keefe

Mr. O’Keefe was appointed as the interim Chief Financial Officer, Treasurer and Secretary of the Company on October 7, 2010, and he served as the interim principal accounting and financial officer for the Company until his resignation on February 18, 2011. The Company employed Mr. O’Keefe under a service agreement with Tatum LLC.

Donald L. Sytsma

Mr. Sytsma served as the principal accounting and financial officer for the Company until his resignation on October 7, 2010.  Mr. Sytsma’s prior compensation arrangement with the Company provided for a salary of $11,000 per month for services as required by the Company, plus 2,000 shares of Company common stock per month.  As severance pay in connection with Mr. Sytsma’s resignation on October 7, 2010, the Company agreed to pay Mr. Sytsma three months of salary and to issue Mr. Sytsma 30,000 restricted shares of common stock.

Other resources utilized in the Company’s operations are typically contractors or sub-contractors of vendors and service providers that are not owned directly or indirectly by the Company or any officer, Director or shareholder owning greater than five percent (5%) of our outstanding shares, nor are they members of the referenced individual’s immediate family.  Such sub-contracting engagement and per job payments are commonplace in the Company's business.  The Company expects to continue to utilize and pay such service providers and third party contractors as necessary to operate its day-to-day field operations.

Lucas Incentive Compensation Plans

The Company shareholders approved the Lucas Energy, Inc. 2012 Stock Incentive Plan (“2012 Incentive Plan” or “2012 Plan” and together with the 2010 Plan, the “Incentive Plans” or “Plans”) at the annual shareholder meeting held on December 16, 2011.  The 2012 Incentive Plan provides the Company with the ability to offer (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing, to employees, consultants and contractors as provided in the 2012 Incentive Plan.  Shares issuable under the 2012 Incentive Plan were registered on a Form S-8 registration statement that was filed with the SEC on January 27, 2012.  The NYSE MKT approved this listing application for the shares issuable under the 2012 Incentive Plan on December 28, 2011.

The Company shareholders approved the Lucas Energy, Inc. 2010 Long Term Incentive Plan (“2010 Incentive Plan” or “2010 Plan”) at the annual shareholder meeting held on March 30, 2010.  The 2010 Incentive Plan provides the Company with the ability to offer (1) incentive stock options, (2) non-qualified stock options, and (3) restricted shares (i.e., shares subject to such restrictions, if any, as determined by the Compensation Committee or the Board) to employees, consultants and contractors as performance incentives.  Shares issuable under the 2010 Incentive Plan were registered on Form S-8 registration statement that was filed with the SEC on April 23, 2010.  The NYSE MKT approved this listing application for the shares issuable under the 2010 Incentive Plan on May 6, 2010.

Under the 2010 Incentive Plan, 900,000 shares of the Company’s common stock are authorized for initial issuance or grant and under the 2012 Incentive Plan, 1,500,000 shares of the Company’s common stock are authorized for initial issuance or grant.  As of November 9, 2012, all securities available for issuance or grant under the 2010 Incentive Plan had been issued and granted and an aggregate of 1,288,131 securities were available for issuance or grant under the 2012 Incentive Plan for future issuances and grants, respectively.  The number of securities available under the 2010 and 2012 Plans is reduced one for one for each security delivered pursuant to an award under the Plans. Any issued or granted security that becomes available due to expiration, forfeiture, surrender, cancellation, termination or settlement in cash of an award under the Incentive Plans may be requested and used as part of a new award under the Plans.

The Plans are administered by the Compensation Committee and/or the Board in its discretion (the “Committee”).  The Committee interprets the Plans and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of stock options, the number of shares subject to awards, the expiration date of awards, and the vesting schedule or other restrictions applicable to awards.

Outstanding Equity Awards at March 31, 2012

                   The following table summarizes certain information regarding unexercised stock options outstanding as of March 31, 2012 for each of the Named Officers.

Name	Number of Securities Underlying Unexercised Stock Options Exercisable	Number of Securities Underlying Unexercised Stock Options Unexercisable	Stock Option Exercise Price	Stock Option Expiration Date

William A. Sawyer	24,000	-	$2.07	1/10/2016
Chief Executive Officer	-	200,000	$4.05	4/01/2016

K. Andrew Lai (1)
Chief Financial Officer	40,000	120,000	$1.94	2/18/2016

The Company does not currently have in place or provide retirement, disability or other benefits to its employees.

(1) Effective November 1, 2012, the Company accepted the resignation of K. Andrew Lai, as the Chief Financial Officer, Treasurer and Secretary of the Company, and appointed Anthony C. Schnur as the Company’s Chief Financial Officer, Treasurer and Secretary.  Mr. Lai plans to remain with the Company in another capacity.

DIRECTOR COMPENSATION

The following table sets forth compensation information with respect to our Directors during our fiscal year ended March 31, 2012.

Director Compensation
Fees earned or
Name	paid in cash
Peter K. Grunebaum	$17,000
J. Fred Hofheinz	16,000
W. Andrew Krusen	12,250

* No Director received non-equity incentive plan compensation, nonqualified deferred compensation earnings or any other compensation, other than as described above for the year ended March 31, 2012, provided that the table above does not include perquisites and other personal benefits, or property, in the aggregate amount of less than $10,000.

Beginning with the October 7, 2010 meeting of the Board of Directors, the compensation due to each member of the Board of Directors was increased from $2,000 to $3,000 per meeting. Additionally beginning with the October 2010 meeting, the chairpersons of the various committees are paid $750 per each committee meeting and the non-chairpersons are paid $500 for each committee meeting. Non-employee directors have historically been granted options to purchase shares of common stock in addition to cash consideration for services provided to the Company as a director.

During the year ended March 31, 2012, no options or stock awards were granted to the Board of Directors.

Compensation for serving as a director for an individual that is a named executive officer is reflected in the above table on Executive Compensation.

CERTAIN RELATED PARTY TRANSACTIONS

During the past two fiscal years there have been no transactions between us and any officer, Director, or any shareholder owning greater than five percent (5%) of our outstanding shares, nor any member of the above referenced individual’s immediate family, except as set forth below or otherwise disclosed above under “Executive Compensation”.

Related Party Transactions

In or around May 2010, the Company issued William A. Sawyer, the Company’s President and Chief Executive Officer, 50,000 shares of common stock in connection with the Company’s joint venture partner’s commitment to and initial funding of their 70% working interest in the LEI 2009-III capital program.

The Board at a meeting held October 7, 2010 (the “Grant Date”), approved the issuance of 12,000 shares of common stock to each Director for services rendered during the April 1, 2009 to March 31, 2010 fiscal year (the “Shares”) and the grant of options to purchase 24,000 shares of common stock to each Director for services to be rendered during the April 1, 2010 to March 31, 2011 fiscal year (the “Options”) pursuant to the Company’s 2010 Incentive Plan.  The Options have an exercise price of $2.07 per share, the mean of the highest and lowest trading prices of the Company’s common stock on the Grant Date, consistent with the terms of the 2010 Incentive Plan and vest to the Directors in tranches of 1/4th of such options per quarter (starting effective on April 1, 2010, the start of the 2011 fiscal year), with options to purchase 12,000 shares vesting as of the Grant Date, and options to purchase 6,000 shares of common stock vesting on December 31, 2010 and March 31, 2011, as long as such individuals remain as Directors of the Company, which options have fully vested to date.

In December 2010, the Company sold an aggregate of 2,510,506 units to certain institutional investors, each consisting of (a) one share of our common stock; (b) one Series B Warrant to purchase one share of our common stock at an exercise price of $2.86 per share; and (c) one Series C Warrant to purchase one share of our common stock at an exercise price of $2.62 per share for a purchase price of $2.38 per unit.  An investor in the offering included Hall Phoenix Energy, LLC, who is a joint venture partner with Lucas in the Eagle Ford trend in South Texas.  Additionally, Young Capital Partners, LP (“Young Capital”), an affiliate of Joshua D. Young, our Director, purchased 50,000 units from the Company in the December 2010 offering.

In July 2011, the Company and the investors in the Company’s December 2010 offering, including Young Capital, entered into an Amendment, Settlement and Release Agreement, which provided for, among other things, a decrease in the exercise price of the Series C Warrants to $2.48 per share and the automatic exercise of the Series C Warrants held by the December 2010 investors, including the Series C Warrants to purchase 50,000 shares of common stock held by Young Capital, an affiliate of Joshua D. Young, our Director, pursuant to which Young Capital received 50,000 shares of common stock of the Company for an aggregate exercise price of $124,000.

On April 16, 2012, the Company agreed to sell an aggregate of 2,950,000 units at $2.00 per unit, with each unit consisting of one share of Company common stock and 0.35 of a warrant to purchase one share of the Company's common stock at an exercise price of $2.30 per share.  On April 18, 2012, the Offering closed, and the Company received an aggregate of $5,900,000 in gross funding and approximately $5,500,000 in net proceeds after paying commissions and other expenses associated with the Offering.  The investors in our December 2010 units offering purchased an aggregate of 450,000 units for an aggregate of $900,000. Young Capital, an affiliate of Joshua D. Young, our Director, purchased 250,000 units for an aggregate of $500,000 in the Company’s April 2012 offering.

In August 2012, Meson Capital Partners LP (“Meson LP”), an affiliate of Ryan J. Morris, our Director, purchased warrants to purchase 83,334 shares of common stock at an exercise price of $1.00 per share for an aggregate of $25,000, or $0.30 per warrant, from the Company’s Chairman, J. Fred Hofheinz, and warrants (with the same terms) to purchase an aggregate of 15,167 shares for an aggregate of $4,550, or $0.30 per warrant, from Peter K. Grunebaum, a member of the Company’s Board, in private transactions, which warrants were subsequently exercised by Meson LP for an aggregate exercise price of $98,501.

Young Capital, an affiliate of Joshua D. Young, our Director, purchased 50,000 units for an aggregate of $82,500, or $1.65 per unit, and Meson Capital Constructive Partners LP (“Meson Capital”), an affiliate of Mr. Morris, purchased 750,000 units for an aggregate of $1,237,500, or $1.65 per unit, in the Company’s September 2012 offering of units, with each unit consisting of (a) one share of common stock; and (b) 0.25 of a warrant to purchase one share of common stock at an exercise price of $2.00 per share.

Effective October 1, 2012, the Board of Directors of the Company approved an increase in the number of the members of the Board of Directors from four to six and thereafter appointed Ryan J. Morris and Joshua D. Young as Directors of the Company to fill the vacancies created by such increase.

On November 1, 2012, the Company accepted the resignation of K. Andrew Lai from his positions as Chief Financial Officer, Treasurer and Secretary of the Company.  As a result of his resignation, Mr. Lai no longer held any officer position with the Company.

Also effective November 1, 2012, the Company appointed Anthony C. Schnur, as Chief Financial Officer, Treasurer and Secretary of the Company.

Effective November 1, 2012, the Company entered into an employment agreement with Mr. Schnur (described in greater detail under “Compensation of Named Executive Officers” - “Anthony C. Schnur”, above), pursuant to which the Company granted options to purchase 150,000 shares of the Company’s common stock to Mr. Schnur.  One-third of the options (50,000) vested immediately and the remaining 100,000 options vest at the rate of 50,000 options on each of the next two anniversary dates of the grant.  The options have a term of five years and an exercise price of $1.74 per share.

It is our policy that any future material transactions between us and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

DIRECTOR INDEPENDENCE

During the year ended March 31, 2012, the Board determined that a majority of the Board is independent under the definition of independence and in compliance with the listing standards of the NYSE MKT listing requirements. Based upon these standards, the Board determined that as of March 31, 2012, all of the Directors were independent, with the exception of Mr. Sawyer, our President and Chief Executive Officer.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year that ended on March 31, 2012, the Board held four meetings.  All Directors attended all meetings of the Board and all committee meetings on which the Director served during fiscal year 2012. All of the current Directors attended our fiscal year 2012 annual shareholder meeting held on December 16, 2011.  The Company encourages, but does not require all Directors to be present at annual meetings of shareholders.

The Board has a standing Audit Committee, Compensation Committee, and Nominating Committee.

The Audit Committee currently consists of Mr. Grunebaum (chair), Mr. Hofheinz and Mr. Krusen, each of whom is independent as defined in Section 803(A) of the NYSE MKT LLC Company Guide.  The Audit Committee’s function is to provide assistance to the Board in fulfilling the Board’s oversight functions relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s independent auditors, and perform such other activities consistent with its charter and our By-laws as the Committee or the Board deems appropriate.  The Audit Committee produces an annual report for inclusion in our proxy statement.  The Audit Committee is directly responsible for the appointment, retention, compensation, oversight and evaluation of the work of the independent registered public accounting firm (including resolution of disagreements between our management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall review and pre-approve all audit services, and non-audit services that exceed a de minimis standard, to be provided to us by our independent registered public accounting firm. The Audit Committee carries out all functions required by the NYSE MKT, the SEC and the federal securities laws. The Board has determined that Mr. Grunebaum, Mr. Hofheinz and Mr. Krusen are “independent,” and Mr. Grunebaum is an “audit committee financial expert” as defined in the SEC’s Regulation S-K, Item 407(d).  During fiscal year 2012, the Audit Committee held eight meetings. The Audit Committee’s charter is available on our website at www.lucasenergy.com.

The Compensation Committee is comprised of Mr. Krusen (chair), Mr. Grunebaum and Mr. Hofheinz, each of whom is independent as defined in Section 803(A) of the NYSE MKT LLC Company Guide.  The purpose of the Compensation Committee is to oversee the responsibilities relating to compensation of our executives and produce a report on executive compensation for inclusion in our proxy statement.  The Compensation Committee may delegate its authority to subcommittees of independent Directors, as it deems appropriate.  During fiscal year 2012, the Compensation Committee held four meetings. The Compensation Committee’s charter is available on our website at www.lucasenergy.com.

The Nominating Committee is comprised of Mr. Hofheinz (chair), Mr. Grunebaum and Mr. Krusen, each of whom is independent as defined in Section 803(A) of the NYSE MKT LLC Company Guide.   This Committee is responsible for (1) establishing criteria for selection of new Directors and nominees for vacancies on the Board, (2) approving Director nominations to be presented for shareholder approval at the Company’s annual meeting, (3) identifying and assisting with the recruitment of qualified candidates for Board membership and for the positions of Chairman of the Board and Chairmen of the committees of the Board, (4) recommending to the Board to accept or decline any tendered resignation of a Director, (5) considering any nomination of Director candidates validly made by shareholders, (6) reviewing any Director conflict of interest issues and determining how to handle such issues, (7) insuring a review of incumbent Directors’ performance and attendance at Board and committee meetings in connection with the independent Directors’ decision regarding Directors to be slated for election at the Company’s annual meeting, (8) providing appropriate orientation programs for new Directors, (9) reviewing and assessing the adequacy of the Company’s corporate governance policies and practices and recommending any proposed changes to the Board, and (10) proposing any necessary actions to the Board.  We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for Director. During fiscal year 2012, the Nominating Committee met at the annual shareholder meeting. During fiscal year 2011, the Nominating Committee had one meeting.  The Nominating Committee’s charter is available on our website at www.lucasenergy.com.

NOMINATIONS FOR THE BOARD OF DIRECTORS

The Nominating Committee of the Board considers nominees for Director based upon a number of qualifications, including their personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s shareholders.  There are no specific, minimum or absolute criteria for Board membership.

The Committee makes every effort to ensure that the Board and its Committees include at least the required number of independent Directors, as that term is defined by applicable standards promulgated by the NYSE MKT and/or the SEC.

The Nominating Committee may use its network of contacts to compile a list of potential candidates.  The Nominating Committee has not in the past relied upon professional search firms to identify Director nominees, but may engage such firms if so desired.  The Nominating Committee may meet to discuss and consider candidates’ qualifications and then choose a candidate by majority vote.

The Nominating Committee will consider qualified Director candidates recommended in good faith by shareholders, provided those nominees meet the requirements of NYSE MKT and applicable federal securities law. The Nominating Committee’s evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources.  Any shareholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate.  These recommendations should be submitted in writing to the Company, Attn: Corporate Secretary, Lucas Energy, Inc., 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.  The proposing shareholder should also include his or her contact information and a statement of his or her share ownership.  The Committee may request further information about shareholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such shareholder pursuant to any applicable laws, rules or regulations.

Communications with the Board of Directors

Stockholders may contact the Board of Directors about bona fide issues or questions about the Company by writing the Corporate Secretary at the following address: Attn: Corporate Secretary, Lucas Energy, Inc., 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

Any matter intended for the Board of Directors, or for any individual member or members of the Board of Directors, should be directed to the address noted above, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to the Corporate Secretary for forwarding to the Board of Directors or specified member or members will be forwarded in accordance with the stockholder’s instructions.

AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from Lucas for such advice and assistance.

In connection with the fiscal year 2012 audited financial statements of Lucas, the Audit Committee of the Board of Directors of Lucas (1) reviewed and discussed the audited financial statements with Lucas’s management; (2) discussed with Lucas’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T and Exchange Act Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by Lucas’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for fiscal year 2012 be included in Lucas’s Annual Report on Form 10-K for the fiscal year ended March 31, 2012 for filing with the Securities and Exchange Commission.

  The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Audit Committee

/s/ Peter K. Grunebaum, Chairman
/s/ J. Fred Hofheinz
/s/ W. Andrew Krusen, Jr.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a)           No officer or Director has any substantial interest in the matters to be acted upon, other than his role as an officer or Director.

(b)           No Director has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy.

SHAREHOLDER PROPOSALS

No security holder has requested the Company to include any proposals in this proxy. Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the fiscal 2014 Annual Meeting of shareholders of the Company must be submitted to the Company in accordance with Rule 14a-8 under the Exchange Act of 1934, not earlier than the close of business on August 14, 2013, and not later than the close of business on September 13, 2013, together with written notice of the shareholder's intention to present a proposal for action at the fiscal 2014 Annual Meeting of shareholders, unless our Annual Meeting date occurs more than 30 days before or 30 days after December 12, 2013. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2014 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the Annual Meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or the Board take action, which the shareholder intends to present at the fiscal 2014 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

FINANCIAL AND OTHER INFORMATION

The information under Items 7, 7A, 8 and 9 in the Company’s Annual Report on Form 10-K for the year ended March 31, 2012 and the information under Items 1, 2 and 3 in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 is incorporated herein by reference.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy  of the financial statements described above, which has been incorporated by reference herein (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this proxy statement incorporates).  Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, Lucas Energy, Inc., 3555 Timmons Lane, Suite 1550, Houston, Texas 77027.

OTHER MATTERS

The Board knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

By Order of the Board of Directors:
/s/ William A. Sawyer

William A. Sawyer
Chief Executive Officer Houston, Texas November 13, 2012

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS BELOW

	FOR ALL	AGAINST ALL	FOR ALL EXCEPT		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
Proposal 1 Election of directors	☐	☐			☐	☐	
1. J. Fred Hofheinz			☐	4. W. Andrew Krusen, Jr.			☐
2. William A. Sawyer			☐	5. Ryan J. Morris			☐
3. Peter K. Grunebaum			☐	6. Joshua D. Young			☐

	FOR	AGAINST	ABSTAIN
Proposal 2 Ratification of Hein & Associates LLC, as the company's independent auditors for the fiscal year ending March 31, 2013	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "For" Proposals 1 through 2 above and all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐
New Address (if applicable):

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Dated: __________________, ____ (Print Name of Stockholder and/or Joint Tenant) ________________________

(Signature of Stockholder) ________________________ (Second Signature if held jointly) ________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

▲ PLEASE DETACH PROXY CARD HERE ▲

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